Events (unaudited) subsequent to the date of the report of the independent registered public accounting firm	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Events (unaudited) subsequent to the date of the report of the independent registered public accounting firm
16. Events (unaudited) subsequent to the date of the report of the independent registered public accounting firm
The sale relating to the Company’s investment in PNAi closed on April 26, 2021. The Company received $796 in cash and 308,635 shares of Neubase common stock, with a fair market value of $1,759 based on the closing price reported on Nasdaq on the date the sale closed. Of the total Neubase shares issued to the Company, 162,260 were placed in escrow to secure certain obligations under the agreement.